SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                       September 22,2000 (August 4,2000)




                             RAINWIRE PARTNERS, INC.


Delaware                        0-23892                              57-0941152
(State or other              (Commission File                      (IRS Employer
jurisdiction of                   No.)                                 ID No.)
incorporation)



                      695 Pylant Street, Atlanta, GA 30306
                    (Address of principal executive offices)

                                  404-892-1111
            (Registrant's telephone number, including area code)

        4940 Peachtree Industrial Blvd., Suite 350, Norcross, GA, 30071
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     This Form 8-K/A is filed as an amendment to the Form 8-K which was filed on August 4, 2000 announcing the July 26, 2000 closing of the Plan and Agreement to Exchange Stock by and among Envirometrics, Inc., The Catapult Group, Inc. and the shareholders of Catapult. The name was subsequently changed to Rainwire Partners, Inc.

Description of the Company

     Rainwire Partners, Inc. is an advanced technology consulting firm specializing in the design, management and auditing of Internet technology initiatives. Rainwire is a "next generation" web development company. The company provides strategy, design, process management and quality assurance services that act as an insurance policy for organizations undertaking broad and expensive advanced technology initiatives. Structured as a consultancy, Rainwire offers a cohesive set of services targeted exclusively at the "delivery" of technology solutions. These service offerings include:

     1. Solutions Design and Management. The solutions design and management services of Rainwire provide the customer with the strategy, planning, solution design and documentation services necessary to successfully begin any technology implementation initiative. The end result of these services is the Rainwire
Blueprint. This extensive set of documentation acts as a road-map to the successful completion of any technology project and is used to create and manage customer expectation throughout the development process.

     2.  Managed  Development  Services.  The  managed  development  services of
Rainwire supply the customer with a streamlined and effective means of developing a technology initiative. This group assists the customer in selecting and managing an inventory of capable and value-driven development organizations to fulfill development for Rainwire customers. This group also provides project management and project auditing services to insure that the customer is consistently receiving the value committed to them by their selected developer.

     3. Quality Management & Auditing Services. The quality management and auditing services of Rainwire provide the customer with the peace of mind that their money and efforts dedicated to technology will pay the dividend originally committed in the Rainwire Blueprint. By providing solution testing, quality management and completed project auditing services, this group provides the customer with a set of "checks and balances" to document that their expenditures and efforts have resulted in a functional, tested and value-driven solution.

The Company's Mission

     The goal of Rainwire Partners is to ensure that every customer expenditure made toward the implementation of Internet solutions and other advanced technologies yields a positive financial return while exceeding the expectations of the customer and their stakeholders. Initially operating in the Atlanta area in Georgia, Rainwire is rapidly expanding to sell its services into multiple markets in the Southeast.

     Our emphasis will be on providing a complete specialized service based on having years of experience in the processes and procedure of developing difficult technology for business use. Market research indicates that the major criticism Rainwire's type of client has of existing web development firms is that they rarely meet the expectation of their customer. These customers feel that they are already spending too much money for the service that they are being provided.

     By capitalizing on our experience in the customer delivery and management aspects of complex technology initiatives, we will be able to establish a reputation for excellence, value and reliability in a market that is currently starved for such an enterprise.

     This Form 8-K/A contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that certain statements in this Form 8-K/A are "forward looking statement" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors. Such uncertainties and risks include, among others, certain risks associated with government regulation, and general economic and business conditions. Actual events, circumstances, effects and results may be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. Consequently, the forward-looking statements contained herein should not be regarded as representations by Rainwire Partners, Inc. or any other person that the projected outcomes can or will be achieved.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired

     See Exhibit 7.1 for complete audited financial information on The Catapult Group, Inc.



                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999

CURRENT ASSETS
     Cash                                                         $      2,294
     Accounts receivable                                               233,897
     Due from stockholder                                               20,000
                                                                  ------------
         TOTAL CURRENT ASSETS                                          256,191

PROPERTY & EQUIPMENT, net of accumulated depreciation of $12,769        29,720

OTHER ASSETS
     Goodwill, net of accumulated amortization of $16,762              486,103
     Deposits                                                            4,942
                                                                  ------------
                                                                       491,045
                                                                  ------------
TOTAL ASSETS                                                      $    776,956
                                                                  ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Notes payable                                                $    500,000
     Accounts payable                                                   26,786
     Accrued Expenses                                                   54,268
                                                                  ------------
         TOTAL CURRENT LIABILITIES                                     581,054
                                                                  ------------
STOCKHOLDERS' EQUITY

     Common stock, $.01 par value; authorized 10,000,000 shares,
         6,000,000 issued and outstanding                               60,000
     Additional paid-in capital                                        554,930
     Accumulated deficit                                              (419,028)
                                                                  ------------
         TOTAL STOCKHOLDERS' EQUITY                                    195,902
                                                                  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $    776,956
                                                                  ============

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

REVENUES

         Consulting income                                        $    578,229

OPERATING EXPENSES
     Communication and internet services                               227,615
     General and administrative                                        366,889
     Founders' services                                                390,000
                                                                  ------------
         TOTAL OPERATING EXPENSES                                      984,504
                                                                  ------------
OPERATING LOSS                                                        (406,275)
                                                                  ------------
OTHER INCOME (EXPENSE)
     Interest expense                                                  (13,356)
     Interest income                                                       603
                                                                  ------------
                                                                       (12,753)
                                                                  ------------
NET LOSS                                                          $   (419,028)
                                                                  ============



WEIGHTED AVERAGE COMMON SHARES USED IN
     COMPUTING BASIC AND DILUTED LOSS PER SHARE                      6,000,000
                                                                  ------------
BASIC AND DILUTED LOSS PER COMMON SHARE                           $       (.07)
                                                                  ============

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2000
                                                                    UN-AUDITED
                                                                    ----------
CURRENT ASSETS
     Cash                                                         $          -
     Accounts receivable                                               201,348
                                                                  ------------
         TOTAL CURRENT ASSETS                                          201,348

PROPERTY & EQUIPMENT, net of accumulated depreciation of $22,369        48,305

OTHER ASSETS
     Goodwill, net of accumulated amortization of $33,524              469,341
     Deposits                                                            4,942
                                                                  ------------
                                                                       474,283
                                                                  ------------
TOTAL ASSETS                                                      $    723,936
                                                                  ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Checks issued in excess of bank balance                      $     10,353
     Notes payable                                                     500,000
     Accounts payable                                                  171,119
     Accrued Expenses                                                   80,773
                                                                  ------------
         TOTAL CURRENT LIABILITIES                                     762,244
                                                                  ------------
STOCKHOLDERS' EQUITY

  Common stock, par value $.01;
  authorized 10,000,000 shares;
  issued - 6,000,000 shares                                             60,000
     Additional paid-in capital                                        554,930
     Accumulated deficit                                              (653,238)
                                                                  ------------
         TOTAL STOCKHOLDERS' EQUITY                                    (38,308)
                                                                  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $    723,936
                                                                  ============

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                                    UN-AUDITED
                                                                    ----------

REVENUES                                                         $    937,305

COST OF REVENUE                                                       353,045

OPERATING EXPENSES
     Sales and Marketing                                                84,863
     General and administrative                                        693,174
     Depreciation and Amortization                                      26,362
                                                                  ------------
         TOTAL OPERATING EXPENSES                                      804,399
                                                                  ------------
OPERATING LOSS                                                        (220,139)
                                                                  ------------
OTHER INCOME (EXPENSE)
     Interest expense                                                  (16,250)
     Interest income                                                     1,130
     Other income (expense)                                              1,050
                                                                  ------------
                                                                       (14,070)
                                                                  ------------
NET LOSS                                                          $   (234,209)
                                                                  ============



WEIGHTED AVERAGE COMMON SHARES USED IN
     COMPUTING BASIC AND DILUTED LOSS PER SHARE                      6,000,000
                                                                  ------------
BASIC AND DILUTED LOSS PER COMMON SHARE                           $       (.04)
                                                                  ============

(b)      Pro Forma Financial Information


                             RAINWIRE PARTNERS, INC.
                       PROFORMA CONSOLIDATED BALANCE SHEET
                                JUNE 30, 2000

                                               Actual          Adjustments         Pro Forma
                                           ---------------   ---------------    ---------------
ASSETS

Current Assets
  Cash and cash
  equivalents                              $       439,649   $        30,936 (1)$       470,585
  Accounts receivable                              201,347            17,010 (1)        218,357
  Other net monetary assets                              -           127,184            127,184
  Prepaid expenses                                       -             5,572 (1)          5,572
                                           ---------------   ---------------    ---------------
     Total Current Assets                          640,996           180,702            821,698
                                           ---------------   ---------------    ---------------

Property and Equipment

  Furniture and equipment                           70,674           202,615 (1)        273,289
  Less accumulated depreciation                    (22,369)         (183,129)          (205,498)
                                           ---------------   ---------------    ---------------
                                                    48,305            19,486             67,791
                                           ---------------   ---------------    ---------------

Other Assets
  Deposits                                           4,942            11,852 (1)         16,794
  Goodwill, net of accumulated
  amortization of                                  469,340                 -            469,340
                                           ---------------   ---------------    ---------------
                                                   474,282            11,852            486,134
                                           ---------------   ---------------    ---------------
     TOTAL                                 $     1,163,583   $       212,040    $     1,375,623
                                           ===============   ===============    ===============



                                               Actual          Adjustments         Pro Forma
                                           ---------------   ---------------    ---------------
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Notes payable                            $      250,000    $                  $       250,000
  Current maturities of long-term debt                  -             18,171 (1)         18,171
  Accounts payable                                171,119            231,370 (1)        402,489
  Accrued expenses and other                       80,773             60,916 (1)        141,689
                                           --------------    ---------------    ---------------
         Total Current Liabilities                501,892            310,457            812,349
                                           --------------    ---------------    ---------------

Long-term Debt, less current portion
  Banks and others                                      -             72,805 (1)         72,805
  Affiliates                                      700,000           (700,000)(2)              -
  Deferred gain on asset sale                           -             12,083 (1)         12,083
                                           --------------    ---------------    ---------------
         Total Current Liabilities                700,000           (615,112)            84,888
                                           --------------    ---------------    ---------------
Redeemable Preferred Stock,
  Par value $.001; authorized 2,500,000
  shares; issued 2000 - 24,959                          -             49,918 (1)         49,918
                                           --------------    ---------------    ---------------
                                                        -             49,918             49,918
                                           --------------    ---------------    ---------------
Common Stock and Accumulated Deficit
  Common stock, par value $.001;
  authorized 20,000,000 shares;
  issued - 7,005,387 shares                        60,000            (60,000)(2)          7,005
                                                                       5,555 (2)
                                                                       3,852 (1)
                                                                         148 (2)
                                                                          22 (2)
                                                                       1,503 (2)
                                                                      (4,975)(3
                                                                         900 (2)

  Additional paid-in capital                      554,930             54,445 (2)       1,074,702
                                                                         (22)(2)
                                                                    (239,624)(1)
                                                                       4,975 (3)
                                                                     699,100 (2)

  Accumulated deficit                            (653,239)                 -           (653,239)
                                           --------------    ---------------    ---------------
                                                  (38,309)           466,777            428,468
                                           --------------    ---------------    ---------------
                                           $    1,163,583    $       212,040    $     1,375,623
                                           ==============    ===============    ===============


                             RAINWIRE PARTNERS, INC.
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                           JUNE 30,2000 AND DECEMBER 31, 1999

                                          Six Months Ended   July 31, 1999 thru
                                           June 30, 2000     December 31, 1999
                                           --------------    ---------------
Service Revenue                            $      937,305    $       578,229
---------------
Direct Service Costs                              353,045            227,615
--------------------                       --------------    ---------------

      Gross Profit                                584,260            350,614
                                           --------------    ---------------

Operating Expenses
------------------

Sales and marketing                                84,863            346,805
General and administrative                        693,174            390,000
Depreciation and amortization                      26,362             20,084
                                           --------------    ---------------
                                                  804,399            756,889
                                           --------------    ---------------
   Operating Loss                                (220,139)          (406,275)
                                           --------------    ---------------
Other Income (Expense)
----------------------
Interest income                                     1,130                603
Interest expense                                  (16,250)           (13,356)
Other income (expense)                              1,050                  -
                                           --------------    ---------------
       Net Income (Loss)                   $     (234,209)   $      (419,028)
       -----------------                   ==============    ===============
Net (Loss) Per Common Share                $       (0.034)   $         (0.07)
---------------------------                ==============    ===============

Weighted average number of common shares
outstanding                                     6,894,875          5,927,401
                                           ==============    ===============

See Notes to Consolidated Proforma Financial Statements

RAINWIRE PARTNERS, INC.
NOTES TO UNAUDITED PROFORMA CONDENSED FINANCIAL STATEMENTS

The unaudited pro forma condensed financial statements have been prepared combining the net monetary assets purchased of Envirometrics, Inc. and The Catapult Group, Inc. and adjusting such combined balances to conform to the accounting policies of the two companies.

The following describes adjustments and other items relevant to the pro forma financial statements.

(1) Net deficiency in monetary assets acquired from Envirometrics, Inc. amounted to $239,624 at June 30, 2000. This is due to the use of cash approximating and significant decrease in trade accounts receivable from December 31, 1999.

(2) Re-capitalization. The weighted average number of shares outstanding was calculated assuming Envirometrics shares were exchanged for all of the outstanding shares of The Catapult Group at January 1, 2000 and 5,555,064 new shares of Envirometrics, Inc. common stock was issued. Additionally, the weighted average number of shares includes the 900,000 shares of common stock that were issued for the $700,000 equity infusion at July 26, 2000.


(3) Loss per Common Share. Loss per common share is based upon the weighted average number of common shares outstanding. The calculation also assumes that holders of Envirometrics, Inc. common shares participated in a reverse split transaction and were issued one share of Envirometrics, Inc. common stock for every ten shares held.

(4) Impairment of long-lived assets. The Company reviews long-lived assets for impairment whenever events or changes in business circumstances indicate the carrying value of the assets may not be fully recoverable. The Company performs undiscounted cash flow analyses to determine if impairment exists. Based on a review performed for the quarter ended June 30, 2000, no impairment existed that would require adjustment to or disclosure in the pro forma financial statements.


Note 1. Proforma Financial Condition and Plan of Operation at June 30, 2000

The pro forma consolidated balance sheet presents positive working capital in the amount of approximately $18,000. As a result of the $700,000 equity infusion that occured at closing on July 26, 2000, a note payable amounting to $250,000 was retired as if it occured at June 30, 2000.

Prior to the closing of and in accordance with the Exchange Agreement, The Catapult Group was to have obtained a financing commitment for Two Million Dollars ($2,000,000) in net proceeds or such lesser amount as may be agreed to by Envirometrics and The Catapult Group, from a third party investor(s) upon terms and conditions satisfactory to Envirometrics and The Catapult Group. At closing on July 26, 2000, the Company received an equity infusion of Seven Hundred Thousand dollars ($700,000). This initial equity infusion was used to retire the aforementioned notes outstanding.


Note 2. Results of Operations and Management's Plans

Envirometric's completion of the plan to exchange stock with The Catapult Group, Inc. represents the conclusion of the Company's turn-around efforts and a considerable shift in strategy from environmental consulting services to Internet and electronic commerce strategy and consulting services. Traditionally, The Catapult Group has provided end-to-end Internet technology solutions to its clientele. Moving forward, the Company will continue to provide these services while orienting its brand and its operations toward a pure consulting model. Under this model, the Company will supply its customers with technology design and strategy, project management, quality assurance, and auditing services. As a component of this honing of focus and market differentiation, the organization has changed its operating name to Rainwire Partners, Inc.("Rainwire"). Rainwire will aggressively expand both its Atlanta and Charleston operations late in the third quarter and early in the fourth quarter of this year.

The Company has continued to enlist new business throughout the second and third quarters of 2000. However, the pace of new revenues has slowed as the Company makes changes to its billing structure and begins to phase in its consulting model and enhanced business plan. Additionally, late in the second quarter, one of the Company's larger accounts was unable to pay amounts owed to the Company. This default generated the write-off of nearly $100,000 in receivables and the elimination of unbilled revenue accruals. The total write-off to this customer was approximately $250,000. The Company anticipates a return to profitability in the first quarter of 2001. The Company intends to pursue other acquisition opportunities and expand its effort in the Southeastern United States. The timing and success of these efforts is unpredictable. Accordingly, the Company is unable to accurately estimate its expected capital requirement. Funding for these efforts will likely come from the issuance of additional equity.

In the last 30 days, Rainwire has secured additional projects centering on the deployment of Internet technology initiatives from; a company focusing on creating and managing transformational technologies, products and business models from ideas through market entry, a company that is a leader in packaged concrete products, and a company providing technology infrastructure. These initial contracts total $125,000 in projected revenue.


(c)      Exhibits
The following exhibit is filed as a part of this Form 8-K/A

7.1 The Catapult Group, Inc. Audited Financial Statements for the year ended December 31, 1999.


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             RAINWIRE PARTNERS, INC.
                                                  (Registrant)

Dated: September 22, 2000                   By: s/s Walter H. Elliott, III
                                                --------------------------
                                                Walter H. Elliott, III
                                                Vice President

Exhibit 7.1
-----------

                              TAUBER & BALSER, P.C.
                          Certified Public Accountants
                            3340 Peachtree Road, N.E.
                                    Suite 250
                                Atlanta, GA 30326




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference of our report dated March 29, 2000 included in the September 22, 2000 Form 8-K/A for Rainwire Partners, Inc. (formerly known as The Catapult Group, Inc.)


/s/ Tauber & Balser, P.C.
Tauber & Balser, P.C.
Atlanta, Georgia
September 22, 2000





           THE CATAPULT GROUP, INC. 1999 AUDITED FINANCIAL STATEMENTS

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999




                     THE CATAPULT GROUP, INC. AND SUBSIDIARY

                                TABLE OF CONTENTS

                                                                     PAGES

INDEPENDENT AUDITORS' REPORT..........................................148

CONSOLIDATED BALANCE SHEET............................................149

CONSOLIDATED STATEMENT OF OPERATIONS..................................150

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY........................151

CONSOLIDATED STATEMENT OF CASH FLOWS..............................152-153

NOTES TO FINANCIAL STATEMENTS.....................................154-160

SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS.....................161

INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The Catapult Group, Inc. and Subsidiary
Norcross, Georgia

We have audited the accompanying consolidated balance sheet of The Catapult Group, Inc. and Subsidiary as of December 31, 1999 and the related consolidated statements of operations, stockholders' equity and cash flows for the period from July 21, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Catapult Group, Inc. and Subsidiary as of December 31, 1999, and the results of their operations and their cash flows for the period from July 21, 1999 (inception) to December 31, 1999. in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated statement of operations rather than to present the results of operations of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

  /S/ TAUBER & BALSER, P.C.
  -------------------------
Atlanta, Georgia
March 29, 2000

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999

                                     ASSETS

CURRENT ASSETS
     Cash                                                         $      2,294
     Accounts receivable                                               233,897
     Due from stockholder                                               20,000
                                                                  ------------
         TOTAL CURRENT ASSETS                                          256,191

PROPERTY & EQUIPMENT, net of accumulated depreciation of $12,769        29,720

OTHER ASSETS
     Goodwill, net of accumulated amortization of $16,762              486,103
     Deposits                                                            4,942
                                                                  ------------
                                                                       491,045
                                                                  ------------
TOTAL ASSETS                                                      $    776,956
                                                                  ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Notes payable                                                $    500,000
     Accounts payable                                                   26,786
     Accrued Expenses                                                   54,268
                                                                  ------------
         TOTAL CURRENT LIABILITIES                                     581,054
                                                                  ------------
STOCKHOLDERS' EQUITY

     Common stock, $.01 par value; authorized 10,000,000 shares,
         6,000,000 issued and outstanding                               60,000
     Additional paid-in capital                                        554,930
     Accumulated deficit                                              (419,028)
                                                                  ------------
         TOTAL STOCKHOLDERS' EQUITY                                    195,902
                                                                  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $    776,956
                                                                  ============


    The accompanying notes are an integral part of these financial statements

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

REVENUES

         Consulting income                                        $    578,229

OPERATING EXPENSES
     Communication and internet services                               227,615
     General and administrative                                        366,889
     Founders' services                                                390,000
                                                                  ------------
         TOTAL OPERATING EXPENSES                                      984,504
                                                                  ------------
OPERATING LOSS                                                        (406,275)
                                                                  ------------
OTHER INCOME (EXPENSE)
     Interest expense                                                  (13,356)
     Interest income                                                       603
                                                                  ------------
                                                                       (12,753)
                                                                  ------------
NET LOSS                                                          $   (419,028)
                                                                  ============



WEIGHTED AVERAGE COMMON SHARES USED IN
     COMPUTING BASIC AND DILUTED LOSS PER SHARE                      6,000,000
                                                                  ------------
BASIC AND DILUTED LOSS PER COMMON SHARE                           $       (.07)
                                                                  ============


   The accompanying notes are an integral part of these financial statements

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999


                                     Common Stock Issued      Additional
                                    -------------------        Paid-In     Accumulated    Stockholders'
                                    Shares      Par Value      Capital       Deficit        Equity
                                    ------      ---------      -------       -------        ------

Balance, July 21, 1999                     -    $       -     $      -     $       -       $      -
Issuance of stock                  1,500,000       15,000      135,000             -        150,000
Issuance of stock for services     3,900,000       39,000      351,000             -        390,000
Issuance of stock for acquisition    600,000        6,000       68,930             -         74,930
Net loss                                   -            -            -       (419,028)     (419,028)
                                   ---------    ---------     --------     ----------      --------
BALANCE, DECEMBER 31, 1999         6,000,000    $  60,000     $554,930     $ (419,028)     $195,902
                                   =========    =========     ========     ==========      ========


   The accompanying notes are an integral part of these financial statements



                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                    $   (419,028)
                                                                 ------------
     Adjustments:
         Stock issued for services                                    390,000
         Depreciation and amortization                                 20,084
         Changes in assets and liabilities,
         net of effects of i2o, Inc. purchase:
              Accounts receivable                                    (175,480)
              Accounts payable and accrued expenses                    34,556
                                                                  ------------
                                   Total Adjustments                  269,160

NET CASH USED IN OPERATING ACTIVITIES                                (149,868)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisition of property and equipment                             (6,358)
     Payment for acquisition of subsidiary, net                      (221,480)
                                                                 ------------
NET CASH USED BY INVESTING ACTIVITIES                                (227,838)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from issuance of note payable                           250,000
     Proceeds from issuance of common stock                           130,000
                                                                 ------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                             380,000
                                                                 ------------

NET INCREASE IN CASH AND CASH END OF YEAR                        $      2,294
                                                                 ============


                                  (Continued)


   The accompanying notes are an integral part of these financial statements.

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

                                   (CONTINUED)

SUPPLEMENTAL DISCLOSURES OF CASH INFORMATION:

     Cash paid for interest                                      $          -
                                                                 ============

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Details of acquisition
     Fair value of assets acquired                               $   636,428
     Cash paid for the common stock                                 (265,000)
     Issuance of common stock                                        (74,930)
     Note payable                                                   (250,000)
                                                                  -----------
         Liabilities assumed                                     $    46,498
                                                                 ===========

     Due from stockholder for purchase of common stock           $    20,000
                                                                 ===========



The accompanying notes are an integral part of these financial statements.

                     THE CATAPULT GROUP, INC. AND SUBIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS AND OPERATING HISTORY

The Catapult Group, Inc. (the "Company") is an Internet services company, providing internet consulting, systems development and integration as well as marketing and communications solutions to Global 2000 and middle-market companies. The Company's operations focus on three primary areas. The consulting portion focuses on building the framework for systems development and deployment by matching customer requirements with available technologies. The systems development portion uses this "blueprint" to construct and deploy solutions using the most efficient combination of customized programming and third-party software. Once complete, the Marketing and Communications portion assists customers with branding and marketing the product.

PRINCIPLES OF CONSOLIDATION

The  consolidated  financial  statements  include the  accounts of The  Catapult
Group, Inc. and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated.

FAIR VALUE OF FINANCIAL INSTRUMENTS

All financial instruments reported are carried at cost, which approximates fair value because of the short maturity of those instruments.

CREDIT RISK

The Company's accounts receivable potentially subject the Company to credit risks as collateral is generally not required. The Company requires signed contracts prior to starting any project.

PROPERTY AND EQUIPMENT

Property  and  equipment  are  recorded  at  cost,  and  depreciated   using  an
accelerated method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service.

GOODWILL

Goodwill is the excess of cost over fair value of net assets acquired in a business combination accounted for as a purchase. Goodwill is amortized on a straight-line basis over 10 years. Amortization expense for the period ended December 31, 1999 was $16,762.

REVENUE RECOGNITION

Revenues are recorded as services are performed and costs are recorded as incurred. The Company at each reporting date reviews the status of major contracts and immediately records losses in total, if any. Advance billings and collections relating to future services, if any, are recorded as deferred revenue and recognized when revenue is earned.

                     THE CATAPULT GROUP, INC. AND SUBIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

ADVERTISING EXPENSE

Advertising expense includes the cost of sales brochures, print advertising in trade publications, and trade shows. The cost of advertising is expensed as incurred. Advertising expense for the period ended December 31, 1999 was $8,602.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.

NET LOSS PER SHARE

Loss per share is computed  based on the  weighted  average of the number of
common  shares   outstanding  of  6,000,000  for  each  period.  For  additional disclosure regarding warrants see Note 7.

2. DUE FROM STOCKHOLDER

Due from stockholder consisted of an interest free advance which was collected in March 2000.

3. PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1999 consist of the following:

Furniture and fixtures                                                 $  5,134
Computer and office equipment                                            37,355
                                                                       --------
                                                                         42,489
Less accumulated deppreciation                                           12,769
                                                                       --------
                                                                       $ 29,720
                                                                       ========
Depreciation expense for the period ended December 31, 1999 was $3,322.

                     THE CATAPULT GROUP, INC. AND SUBIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

4. NOTES PAYABLE

Notes payable at December 31, 1999 consist of the following:

Note payable related to purchase of i2o, Inc. at 5%, due
August 4, 2000, collateralized by the common stock of the
Company, interest and principal payable at maturity.                  $250,000

Note payable related to purchase of i2o, Inc. at 8%,
due  February 4, 2000, interest and principal payable at maturity.
The note was still outstanding at March 29,2000                       $250,000
                                                                      --------
                                                                      $500,000
                                                                      ========
Both notes are due within twelve months and are therefore current.

5. INCOME TAXES

Deferred income taxes and the related valuation allowances result from the potential tax benefits of tax carryforwards and temporary differences between financial and income tax reporting. . The Company has recorded a valuation allowance to reflect the uncertainty of the ultimate utilization of the deferred tax asset as follows:

Deferred tax asset:
     Net operating loss carryforward                                  $ 12,000
     Stock issued for services                                         156,000
                                                                      --------
Deferred tax asset                                                     168,000
Valuation allowance                                                   (168,000)
                                                                      --------
Net deferred tax asset                                                $      -
                                                                      ========

The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

Federal income tax rate                                                 (34.0)%
Effect of valuation allowance on deferred tax asset                      34.0
State income tax, net of Federal benefit                                  0.0
                                                                      -------
Effective income tax rate                                                 0.0%
                                                                      =======


Net operating loss carryforwards of approximately $30,000 arising in 1999 expires in 2019.

6. LEASE COMMITMENTS

The Company leases office space and equipment under operating leases expiring at various times. Rental expense was $15,035 for the period ended December 31, 1999. The minimum rentals are as follows:

2000                                                                $  60,564
2001                                                                   56,097
2002                                                                   47,135
2003                                                                   46,521
                                                                    ---------
                                                                    $ 210,317
                                                                    =========

7. STOCK PURCHASE WARRANTS AND OPTIONS

The Company applies the fair value method for stock warrants issued to consultants. Compensation expense is recognized only when warrants are granted with a discounted exercise price. For 1999, the exercise price for all stock warrants issued was below the market value of the underlying stock on the grant date. Compensation expense related to stock warrants issued in 1999 was nominal.

The following table summarizes warrant activity during 1999:

                                                             Weighted-Average
                                             Shares           Exercise Price
                                            -------         ------------------
Outstanding at beginning of the period            -               $     -
Granted                                      60,000                  0.01
                                            -------               -------
Outstanding at end of the period             60,000               $  0.01
                                            =======               =======

The following table summarizes information about the warrants outstanding at December 31, 1999:

Exercise price                                                      $0.01

Weighted-average remaining contract life                         10 years

Weighted-average exercise price                                     $0.01

All warrants outstanding at December 31, 1999 are exercisable.

On September 28, 1999, the Company adopted the 1999 Stock Incentive Plan (the "Plan"), which provided for the issuance of Incentive Stock Options ("ISO's") and non-qualified stock options to officers, directors, key employees and consultants in connection with the Company's incentive compensation program. The number of shares reserved for the Plan was 882, 350.

                     THE CATAPULT GROUP, INC. AND SUBIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

The Plan authorizes the grant of ISO's or non-qualified options with such vesting provisions as determined at the time of grant. The exercise price of each option granted under the Plan shall be set forth in the Stock Option Agreement. The exercise price of any ISO granted shall not be less than the fair market value of the Company's common stock on at the date of grant. These options must be exercised within ten years of the date of grant.

Incentive stock options issued to persons who directly or indirectly own more than 10% of the outstanding stock of the Company shall have an exercise price of no less than 110 percent of the fair market value or the Company's common stock on the date of grant and are exercisable up to five years from the date of grant.

At December 31, 1999, no options were issued or outstanding under this Plan.

8.  FOUNDERS' SERVICES

In July 1999, the Company issued 3,900,000 shares to certain founders in exchange for services rendered. Charges to expense related to the transaction were $390,000, which was calculated based on the fair market value of the stock at the date of issuance

                     THE CATAPULT GROUP, INC. AND SUBIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999

9. ACQUISITIONS

In July 1999, the Company acquired 12.7% of i2o, Inc. a Georgia corporation, for the issuance of 600,000 shares of common stock. On August 4, 1999, the Company acquired the remaining 87.3% for $515,000. A portion of this purchase was financed by issuance of a note payable of $250,000. The acquisition was accounted for as a purchase and was included in operations from that date through December 31, 1999. The details of the purchase are as follows:

Assets purchased                                                   $  133,563
Liabilities assumed                                                $  (46,498)
Goodwill                                                           $  502,865

10. MAJOR CUSTOMERS

For the period July 21, 1999 (Inception) to December 31, 1999, the Company earned approximately 85% of its revenue from four customers. At December 31, 1999, accounts receivable included approximately $208,000 from these customers.

11. SUBSEQUENT EVENT

The Company has entered into an agreement to be acquired by Envirometrics, Inc. ("Envirometrics"), a corporation, in exchange for all outstanding stock. The acquisition will result in shareholders of the Company owning 90% of the acquiring entity. The acquisition will be accounted for as a purchase of net monetary assets of Envirometrics by The Catapult Group, Inc. in accordance with generally accepted accounting principles. The acquisition is a reverse purchase of the assets and liabilities of Envirometrics by The Catapult Group, Inc. The accounting treatment applied in the reverse acquisition differs from the legal form of the transaction and the continuing legal entity is Envirometrics, which will change its name to The Catapult Group, Inc. The transaction is contingent on the acquiring entity's stock being relisted on the OTC Bulletin Board, which was accomplished on March 21, 2000 and other requirements. Upon consummation, The Catapult Group, Inc. will become a reporting company with the Securities and Exchange Commission. As of March 29, 2000, the acquisition has not been consummated.

                     THE CATAPULT GROUP, INC. AND SUBSIDIARY
                SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS
       FOR THE PERIOD FROM JULY 21, 1999 (INCEPTION) TO DECEMBER 31, 1999


                                          The
                                        Catapult
                                         Group         I2O, INC.     ELIMINATIONS    CONSOLIDATED

REVENUES

  Consulting income                   $        -     $   578,229    $         -      $   578,229


OPERATING EXPENSES
Communication and internet services            -         227,615              -          227,615
General and administrative                46,761         320,128              -          366,889
Founders' services                       390,000               -              -          390,000
                                      ----------     -----------       --------      -----------
TOTAL OPERATING EXPENSES                 436,761         547,743              -          984,504
                                      ----------     -----------       --------      -----------



OPERATING (LOSS) INCOME                 (436,761)         30,486              -         (406,275)
                                     -----------      ----------       --------      -----------



OTHER INCOME (EXPENSE)
     Interest expense                    (13,356)              -              -         (13,356)
     Interest income                           -             603              -             603
                                     -----------      ----------       --------      ----------
                                         (13,356)            603              -         (12,753)
                                     -----------      ----------       --------      ----------

NET INCOME (LOSS)                    $  (450,117)     $   31,089       $      -      $ (419,028)
                                     ===========      ==========       ========      ==========
